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                            LONDON SQUARE APARTMENTS




                               PURCHASE AGREEMENT

                                     BETWEEN

                            LONDON ACQUISITIONS, INC.

                                    AS SELLER

                                       AND


                              MR. MARK D. ZIMMERMAN
                   AS THE QUALIFIED EXCHANGE ACCOMMODATOR FOR
                          MONTGOMERY REALTY GROUP, INC.


                                  AS PURCHASER



                               As of June 10, 2005


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                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (the "Agreement") is made to be effective as of the Effective Date (as hereinafter defined) by London Acquisitions, Inc., a Texas corporation and ("Seller"), and MR. MARK D. ZIMMERMAN AS THE QUALIFIED EXCHANGE ACCOMMODATOR FOR MONTGOMERY REALTY GROUP, INC. (hereinafter the "Purchaser") with right to assign or further convey to MONTGOMERY REALTY GROUP, INC., A NEVADA CORPORATION (hereinafter the "Equitable Beneficiary").


                              W I T N E S S E T H:

                                   ARTICLE 1

                                PURCHASE AND SALE

         1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                  (a) that certain tract or parcel of land situated in Travis County, Texas, more particularly described on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

                  (b) the buildings and other improvements on the Land, including specifically, without limitation, that certain apartment complex located thereon having a street address of 2400 Town Lake Circle, Austin, Texas (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

                  (c) the personal property, if any, owned by Seller upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

                  (d) all of Seller's right, title and interest, if any, in all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and

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                  (e) all of Seller's right, title and interest, if any, in and to all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof), including specifically, without limitation, all assignable equipment leases (collectively, the "Operating Agreements"), all assignable warranties and guaranties issued to Seller in connection with the Improvements or the Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "Intangibles").

         1.2 Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

         1.3 Permitted Exceptions. The Property shall be conveyed subject to the matters which are deemed to be Permitted Exceptions pursuant to Section 2.3 hereof (the "Permitted Exceptions").

         1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00) (the "Purchase Price").

         1.5 Payment of Purchase Price. The Purchase Price shall be payable in full at Closing (as hereinafter defined) in cash or immediately available wire transferred funds.

         1.6 Independent Contract Consideration. Upon the Effective Date hereof, Purchaser shall deliver to Seller a check in the amount of FIFTY AND NO/100 DOLLARS ($50.00) ("Independent Contract Consideration"), which amount the parties hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, and is nonrefundable in all events.

         1.7 Earnest Money. Within three (3) days of the Effective Date, Purchaser shall deposit with First American Title Insurance Company (the "Title Company"), at Three Barton Skyway, 1221 MoPac, Suite 110, Austin, Texas 78746,
Attn: Dee Dee King, the sum of TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) (the "Earnest Money") to be held by the Title Company in an interest-bearing account (if available). Any interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement.

                                   ARTICLE 2

                                TITLE AND SURVEY

         2.1 Commitment for Title Insurance. Seller and Purchaser hereby instruct the Title Company to prepare and deliver to Purchaser and Seller and the surveyor described in Section 2.2 below, a title commitment (the "Title Commitment") covering the Property, showing all matters affecting title to the

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Property and binding the Title Company to issue at Closing an Owner's Policy of
Title Insurance pursuant to Section 2.4 hereof on the standard form of policy prescribed by the Texas State Board of Insurance in the full amount of the Purchase Price. Seller and Purchaser further instruct the Title Company to deliver to such parties copies of all instruments referenced in Schedule B and Schedule C of the Title Commitment.

         2.2 Survey. Purchaser may, at Purchaser's sole expense, employ a surveyor to survey the Property and mark the boundaries thereof and prepare and deliver to Purchaser, Seller and the Title Company a map or plat thereof (the "Survey").

         2.3 Title Review Period. Purchaser shall have until June 24, 2005 (the "Title Review Period") after the receipt of the Title Commitment and legible copies of all instruments referred to in Schedules B and C thereof, to notify Seller, in writing, of such objections as Purchaser may have to anything contained in the Title Commitment. Purchaser shall be deemed to have objected to all items contained in the Title Commitment, unless Purchaser gives written notice of approval or waiver of the exception, to which Purchaser does not object during the Title Review Period . Those title exceptions to which Purchaser does not object shall be deemed a Permitted Exception. In the event Purchaser shall notify Seller of objections to title prior to the expiration of the Title Review Period, Seller shall have three (3) days after receipt of notification of such objections, or such greater period of time as may be mutually acceptable to Purchaser and Seller (the "Cure Period"), within which Seller may (but shall not be required to) cure or remove such objection. If Seller fails either to cure or remove such objection to the reasonable satisfaction of the Title Company and Purchaser prior to the expiration of the Cure Period, Purchaser may either terminate this Agreement by written notice to Seller or waive such objection and accept such title as Seller is able to convey without any reduction in the Purchase Price.

         2.4 Owner's Policy of Title Insurance. At Closing, the Title Company shall issue to Purchaser, at Seller's expense, a marked commitment or pro forma Owner's Policy of Title Insurance (the "Title Policy") covering the Property, in the full amount of the Purchase Price. Such Title Policy may contain as exceptions the standard printed exceptions and the Permitted Exceptions.

                                   ARTICLE 3

                                INSPECTION PERIOD

         3.1 Right of Inspection. During the period beginning upon the Effective Date and ending at 5 p.m., Austin, Texas time, on June 24, 2005 (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Property, to examine all books and records maintained by Seller relating to the operation of the Property, and other relevant Property documents during the period of Seller's ownership at such place or places as said books and records may be located; provided, however, any such inspections shall be conducted in the presence of Seller or its representative. Purchaser agrees to indemnify and hold Seller harmless of and from any claim for damages or injuries arising from Purchaser's inspection of the Property and, notwithstanding anything to the contrary in this Agreement, the obligations of Purchaser under this Section 3.1 shall survive Closing or any termination of this Agreement. All inspections shall occur at reasonable times

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agreed upon by Seller and Purchaser and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or its tenants. Purchaser shall, at Purchaser's expense, restore the Property following any such physical inspection to the condition that existed prior to such inspection.

         3.2 Right of Termination. Seller agrees that in the event Purchaser determines that the Property is not suitable for its purposes, Purchaser shall have the right to terminate this Agreement by sending written notice thereof (hereinafter referred to as the "Notice of Termination") to Seller prior to the expiration of the Inspection Periods. Upon delivery by Purchaser of such Notice of Termination within the Inspection Periods, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.

                                   ARTICLE 4

                                     CLOSING

         4.1 Time and Place. Closing of the transaction contemplated hereby ("Closing") shall be held at the offices of the Title Company at 10 a.m. on the earlier to occur of (i) fifth (5th) day following the Effective Date or (ii) June 28, 2005. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

         4.2 Seller's Obligations at Closing. At Closing, Seller shall:

                  (a) deliver to Purchaser a Special Warranty Deed (the "Deed") in the form of Exhibit B attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form, conveying the Land and Improvements to Purchaser, subject only to the Permitted Exceptions;

                  (b) join with Purchaser in the execution and acknowledgment of a Bill of Sale and Assignment (the "Bill of Sale") in the form of Exhibit C attached hereto and made a part hereof with respect to the Property;

                  (c) join with Purchaser in the execution and acknowledgment of an Assignment and Assumption of Contracts (the "Assignment of Contracts") in the form of Exhibit D attached hereto and made a part hereof with respect to the Property;

                  (d) join with Purchaser in the execution of a Closing Memorandum and Indemnification Agreement (the "Closing Memorandum") in the form of Exhibit E attached hereto and made a part hereof with respect to the Property;

                  (e) join with Purchaser in the execution of a letter to each tenant of the Property in the form of Exhibit F attached hereto and made a part hereof;

                  (f) deliver to Purchaser a FIRPTA Affidavit in the form of Exhibit G attached hereto and made a part hereof, duly executed by Seller, stating that Seller is not a "foreign person" as defined in the

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         federal Foreign Investment in Real Property Tax Act of 1980 and the
         1984 Tax Reform Act, and in the event Seller is unable or unwilling to deliver the FIRPTA Affidavit, in lieu thereof the funds payable to Seller shall be adjusted in such a manner as to comply with the withholding provisions of such statutes;

                  (g) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions; and

                  (h) deliver to Purchaser all available keys to the Property in Seller's possession.

         4.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall:

                  (a) pay to Seller the full amount of the Purchase Price in cash or immediately available wire transferred funds pursuant to
         Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price; and

                  (b) join Seller in execution of the instruments described in Sections 4.2(b), 4.2(c), 4.2(d) and 4.2(e) above; and

         4.4 Credits and Prorations.

                  (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., Austin, Texas time, on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

                           (i) rents, if any, as and when collected (the term
                  "rents" as used in this Agreement includes payments due and payable by tenants under the Leases and by licensees and concessionaires, if any) and room revenues;

                           (ii) taxes (including personal property taxes on the
                  Personal Property);

                           (iii) any assessments;

                           (iv) payments under the Operating Agreements or other
                  agreements affecting the Property;

                           (v) gas, electricity and other utility charges for
                  which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and

                           (vi) any other operating expenses of the Property
                  incurred during the month in which Closing occurs.

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                  (b) Notwithstanding anything contained in the foregoing
         provisions:

                           (i) At Closing, (A) Seller shall, at Seller's option,
                  either deliver to Purchaser any security deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property or, at Seller's option, Seller shall be entitled to receive and retain all refundable cash and deposits posted with utility companies.

                           (ii) Any taxes paid at Closing shall be prorated
                  based upon the amounts actually paid.

                           (iii) Charges referred to in Section 4.4(a) above
                  (other than those referred to in Section 4.4(a)(i)) which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller.

                           (iv) Seller shall receive the entire advantage of any
                  discounts for the prepayment by it of any taxes, water rates or sewer rents. Purchaser acknowledges that Seller may be appealing the valuation of the Property and agrees that Seller shall be entitled, at Seller's cost and expense, to pursue such appeal to completion and to receive (i) any tax refunds or reductions attributable to the years prior to the year of the Closing, and (ii) any tax refund or reduction attributable to the year of the Closing, shall be prorated between Seller and Purchaser after deducting (or crediting Seller, as applicable) any expenses, (including attorneys' fees) relating to the appeal, and Purchaser shall remit such amounts to Seller within ten (10) days following written request therefor by Seller.

                           (v) As to gas, electricity and other utility charges
                  referred to in Section 4.4(a)(v) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

                           (vi) The Personal Property is included in this sale,
                  without further charge, except that Purchaser shall pay the amount of any and all sales or similar taxes, if any, payable in connection with the Personal Property which is to be transferred to Purchaser under this Agreement and Purchaser

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                  shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

                  (c) All other matters with respect to apportionment shall be governed by the Closing Memorandum. All prorations and adjustments described in this Section 4.4 and in the Closing Memorandum shall be effected by increasing or decreasing, as appropriate, the amount of cash to be paid by Purchaser to Seller at Closing. The provisions of this Section 4.4 shall survive Closing.

         4.5 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy; (c) the fees for recording the Deed; and (d) one-half (1/2) of any escrow fee which may be charged by the Title Company. Purchaser shall pay
(u) the cost of the Survey, if any; (v) the fees of any counsel representing Purchaser in connection with this transaction; (w) the additional premium chargeable for modification of the survey exception, if such modification is desired by Purchaser or any other endorsement requested by Purchaser; (x) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and (y) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

                                   ARTICLE 5

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         5.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:

                  (a) Seller has no actual knowledge that the execution and delivery of this Agreement by Seller and Seller's performance of and compliance with its terms (i) violates any existing federal, state or local law, ordinance, rule, regulation or order, or (ii) breaches any agreement or other obligation to which Seller is a party or by which it is bound.

                  (b) to the extent it is legally entitled to do so, between the date of this Agreement and the date of Closing and subject to events or conditions beyond Seller's reasonable control, Seller shall operate and maintain the Property in substantially the same manner in which it operated and maintained the Property prior to the execution of this Agreement.

         5.2 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

                  (a) Within five (5) days after the Effective Date hereof, Seller shall use reasonable efforts to make available to Purchaser at the office of the manager of the Property all books and records relating to the operation of the Property maintained by such manager.

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         5.3 Actual Knowledge Defined. References in Section 5.1 above to the
"actual knowledge" of Seller shall refer only to the actual knowledge of the Robert L. Myer and John DiMeglio (herein referred to as the "Designated Employees"), and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.

         5.4 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                  (a) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been taken.

                  (b) Purchaser is in an equal bargaining position in relation to Seller.

                  (c) Purchaser is represented by legal counsel of its own choice and designation in connection with the transaction contemplated by this Agreement.

                  (d) Purchaser's legal counsel was not directly or indirectly identified, suggested or selected by Seller or any agent of Seller.

                  (e) Purchaser is purchasing the Property for business or commercial investment or similar purpose and not for use as Purchaser's residence.

         5.5 Covenant of Purchaser. Purchaser hereby covenants with Seller that Purchaser may, at Purchaser's sole election, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of asbestos, polychlorinated biphenyl emissions or other hazardous substances, materials and wastes (as those terms may be defined by applicable federal or state law, rule or regulation). Purchaser shall furnish to Seller at Closing copies of any reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for such inspections and irrevocably waives any claim against Seller arising from the presence of such materials on the Property. Purchaser shall also furnish to Seller at Closing copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. ss.12101, et seq., if applicable).

                                   ARTICLE 6

                                     DEFAULT

         6.1 Default by Purchaser. In the event that the Earnest Money is delivered to the Title Company as herein provided and Purchaser fails to consummate this Agreement for any reason, except Seller's default or the permitted termination of this Agreement by either Seller or Purchaser as herein

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expressly provided, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof.

         6.2 Default by Seller. In the event that Seller should fail to consummate this Agreement for any reason, except Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligation to execute the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in Travis County, Texas, on or before sixty (60) days following the date upon which Closing was to have occurred.

                                   ARTICLE 7

                                  RISK OF LOSS

         7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs.

         7.2 Major Damage. In the event of a "major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow

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for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 7.1 and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater One Hundred Thousand Dollars ($100,000.00), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property.

                                   ARTICLE 8

                                   COMMISSIONS

         8.1 Brokerage Commissions. Seller has agreed to pay to David Jarrett (the "Broker") a brokerage commission (equal to two percent (2%)) under a separate agreement in the event the transaction contemplated by this Agreement is closed and consummated, but not otherwise. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. By its signature hereto, the Broker represents to Seller and Purchaser (a) that the Broker is a duly licensed real estate broker under the provisions of applicable law, and (b) that the Broker has not entered into any arrangement with any other party whereby such other party is entitled to any commission or finder's fee in connection with this transaction, and the Broker agrees that should any claim be made for brokerage commissions or finder's fees by any other party by, through or on account of any acts of the Broker or its representatives, the Broker shall hold Purchaser and Seller free and harmless from and against any and all loss, cost, damage and expense in connection therewith. In the event the transaction envisioned hereby fails to close for any reason, including without limitation, Seller's default, Seller shall have no obligation for the payment of any commission or similar type fee hereunder. The provisions of this paragraph shall survive Closing.

                                   ARTICLE 9

                                  MISCELLANEOUS

         9.1 Disclaimers. PURCHASER AGREES THAT IT WILL PERFORM SUCH EXAMINATIONS AND INVESTIGATIONS OF THE PROPERTY PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD AS PURCHASER DEEMS NECESSARY, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, EXAMINATIONS AND INVESTIGATIONS FOR THE PRESENCE OF ASBESTOS, PCB EMISSIONS AND HAZARDOUS SUBSTANCES, MATERIALS OR WASTES (AS THOSE TERMS MAY BE DEFINED BY APPLICABLE FEDERAL OR STATE LAW, RULE OR REGULATION) ON THE PROPERTY, AND THAT PURCHASER WILL RELY SOLELY UPON SUCH EXAMINATIONS AND INVESTIGATIONS IN PURCHASING THE PROPERTY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS PURCHASING THE PROPERTY "AS IS" AND "WHERE IS," AND WITH ALL FAULTS AND THAT SELLER IS MAKING NO

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REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF LAW
OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION OR VALUE OF THE PROPERTY, THE INCOME OR EXPENSES FROM OR OF THE PROPERTY, THE BOOKS AND RECORDS RELATING TO THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE BUILDING OR FIRE CODES OR OTHER LAWS OR REGULATIONS. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT SELLER MAKES NO WARRANTY OF HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. PURCHASER AGREES THAT SELLER IS NOT LIABLE OR BOUND BY ANY GUARANTEES, PROMISES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY MADE OR FURNISHED BY ANY REAL ESTATE AGENT, BROKER, EMPLOYEE, SERVANT OR OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THE COMPENSATION TO BE PAID TO SELLER FOR THE PROPERTY HAS BEEN DECREASED TO TAKE INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD SUBJECT TO THE FOREGOING DISCLAIMERS.

         9.2 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not use such data or information or disclose the same to others, except that Purchaser may disclose such information, to the extent reasonably necessary, to its agents, representatives, contractors, lenders, attorneys and accountants; provided that, such parties agree to hold such information confidential in accordance with the terms of this Agreement. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 9.2, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach.

         9.3 Public Disclosure. Prior to Closing, any release to the public of information by Purchaser with respect to the matters set forth in this Agreement will be made only in the form approved by Seller and its counsel, except for Purchaser's filings with the Securities and Exchange Commission as required by law.

         9.4 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those, if any, which are herein specifically stated to survive Closing.

         9.5 Assignment. Except for an assignment from Mark D. Zimmerman as Qualified Exchange Accommodator for Montgomery Realty Group, Inc., Purchaser may not assign its rights under this Agreement except with the prior written consent of Seller, which consent may be given or withheld in Seller's sole discretion. Notwithstanding the foregoing, Purchaser shall have the right to assign its rights under this Agreement to the Equitable Beneficiary (as previously defined above) without the consent of Seller so long as Purchaser delivers to Seller a fully executed and effective assignment and assumption agreement conveying to such assignee all of Purchaser's right, title and interest in, to and under this Agreement and the Earnest Money no later than five (5) business days prior to the Closing Date. Seller may assign its rights under this Agreement without the consent of Purchaser, but Seller shall give the Title Company notice of such assignment after it is accomplished and prior to Closing.

         9.6 Title Policy or Abstract. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Said Notice is hereby given to Purchaser.

         9.7 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram, telex, facsimile, or telecopy (provided that such telegram, telex or telecopy is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or telecopy upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                If to Seller:     Robert L. Myer, President
                                  London Acquisitions, Inc.
                                  3755 Capital of Texas Highway S., Suite 148
                                  Austin, TX 78704
                                  Telephone:       (512) 707-5330
                                  Telecopy:        (512) 707-5295

                with a copy to:   Phil Campbell, Esq.
                                  3755 Capital of Texas Highway S., Suite 240
                                  Austin, TX 78704
                                  Telephone:       (512) 462-0051
                                  Telecopy:        (512) 462-0094

                If to Purchaser:  Mark D. Zimmerman
                                  400 Oyster Point Boulevard, Suite 415
                                  So. San Francisco, CA 94080
                                  Telephone:       (650) 266-8080
                                  Telecopy:        (650) 266-8089

                with a copy to:   James T. Graeb, Esq.
                                  400 Oyster Point Boulevard, Suite 415
                                  So. San Francisco, CA 94080
                                  Telephone:       (650) 266-8080
                                  Telecopy:         (650) 266-8089

         9.8 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

         9.9 Tenant Notification Letters. Purchaser shall deliver to each and every tenant of the Property under a lease thereof a signed statement acknowledging Purchaser's receipt and responsibility for each tenant's security deposit (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of Texas law. The provisions of this paragraph shall survive Closing.

         9.10 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday.

         9.11 Time of Essence. Seller and Purchaser agree that time is of the essence of this Agreement.

         9.12 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

         9.13 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

         9.14 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property.

         9.15 Attorneys' Fees. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys' and accountants' fees.

         9.16 Counterparts. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

         9.17 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

         9.18 Applicable Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN TRAVIS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN TRAVIS COUNTY, TEXAS. NOTHING CONTAINED IN THIS SECTION 9.18 SHALL AFFECT THE RIGHT OF SELLER TO BRING ANY ACTION OR PROCEEDING AGAINST PURCHASER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 9.18 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

         9.19 Limited Liability. The obligations of Seller, its agents, representatives or employees, arising by virtue of this Agreement shall be limited to the interest of Seller in the Property and resort shall not be had to any other assets of Seller, its agents, representatives or employees.

         9.20 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

         9.21 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

        (a) Exhibit A - Legal Description of the Land
        (b) Exhibit B - Form of Special Warranty Deed
        (c) Exhibit C - Form of Bill of Sale and Assignment

        (d) Exhibit D - Form of Assignment and Assumption of Contracts
        (e) Exhibit E - Form of Closing Memorandum and Indemnification Agreement
        (f) Exhibit F - Form of Tenant Notification Letter
        (g) Exhibit G - Form of FIRPTA Affidavit

         9.22 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         9.23 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         9.24 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement (such as the indemnification obligation of Purchaser set forth in Section 3.1).

         9.25 Municipal Utility District Notices. Purchaser agrees that if the Property or any portion thereof is located in a municipal utility district, Purchaser will, within five (5) days after request by Seller, execute any and all notices which, in the opinion of counsel for Seller, are required by law to be given to Purchaser with respect to the Property.

         9.26 Effective Date. If Purchaser fails to execute this Agreement and deliver same to Seller on or before 5 p.m., Austin, Texas time, on June 17, 2005, all negotiations between Seller and Purchaser concerning the sale of the Property shall be deemed terminated. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer by Purchaser. The offer by Purchaser herein contained shall automatically be withdrawn and become of no force or effect unless this Agreement is executed by Seller and delivered to the Title Company on or before 5 p.m., Austin, Texas time, on June 17, 2005. The date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").



                             SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the Effective Date.

                                         SELLER:
                                         LONDON ACQUISITION, INC.


                                         By: _/s/______________________________
                                            ROBERT L. MYER, PRESIDENT


                                         BUYER:


                                         By:__/s/______________________________
                                             MR. MARK D. ZIMMERMAN,
                                             As Qualified Exchange Accommodator
                                             For Montgomery Realty Group, Inc.,
                                             a Nevada corporation


                                         EQUITABLE BENEFICIARY:

                                         MONTGOMERY REALTY GROUP, INC.


                                         By:__/s/______________________________
                                            MR. DINESH MANIAR,
                                            Montgomery Realty Group, Inc.
                                            a Nevada corporation

                         ACKNOWLEDGMENT BY TITLE COMPANY

         The Title Company hereby agrees to perform its obligations under this Agreement and acknowledges receipt of a fully executed counterpart of this Agreement as of _______________, 2005, which date shall be deemed the "Effective Date" of this Agreement.


                                         TITLE COMPANY:

                                         First American Title Insurance Company


                                         By:____________________________________
                                         Name: Dee Dee King
                                         Title:_________________________________

                                         Three Barton Skyway,
                                         1221 MoPac, Suite 110
                                         Austin, Texas 78746
                                         Attention: Dee Dee King
                                         (512) 329-3221 (512)
                                         329-9173 (facsimile)

                                    EXHIBIT A

                          Legal Description of the Land

                                    EXHIBIT B

                              SPECIAL WARRANTY DEED


THE STATE OF TEXAS   ss.
                     ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS     ss.

         THAT LONDON ACQUISITIONS, INC., a Texas corporation (hereinafter referred to as "Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by __________________________________, a _________________________ (hereinafter referred to as "Grantee"), whose mailing address is _____________________________________________________________________________,
the receipt and sufficiency of which consideration are hereby acknowledged, and upon and subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in Travis County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements located thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the "Property").

         This conveyance is made subject and subordinate to those encumbrances and exceptions set forth on Exhibit B attached hereto and made a part hereof for all purposes and all other matters of record affecting the Property (collectively, the "Permitted Exceptions").

         TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

         By acceptance of this Special Warranty Deed, Grantee acknowledges and agrees that any and all liability hereunder of Grantor, its agents, representatives or employees, including the Special Warranty of title herein contained, shall be limited to and satisfied solely from the Grantor's proceeds from the Property.

         By acceptance of this Special Warranty Deed, Grantee assumes payment of all real property taxes on the Property for the year 2005 and subsequent years.

         IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of _________________, 2005.

                                            GRANTOR:

                                            LONDON ACQUISITIONS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Its:
                                                --------------------------------



THE STATE OF TEXAS   ss.
                     ss.
COUNTY OF TRAVIS     ss.

         This instrument was acknowledged before me on _____________, 2005, by ______________________, the ____________________________ of London Acquisitions,
Inc., a Texas corporation.

                                 -----------------------------------------------
                                 Notary Public in and for the State of Texas

                                 -----------------------------------------------
                                 Printed/Typed Name of Notary
                                 My Commission Expires:  _______________________

                                    EXHIBIT C

                           BILL OF SALE AND ASSIGNMENT


STATE OF TEXAS       ss.
                     ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS     ss.


         THAT this BILL OF SALE AND ASSIGNMENT (this "Bill of Sale") is made from THAT London Acquisitions, Inc., a Texas corporation ("Assignor"), to ____________________________________, a __________________________ ("Assignee").


                                    RECITALS

         1. Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements").

         2. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee the following (collectively, the "Assigned Properties"):

                  (a) The personal property and inventory, if any, owned by Assignor upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used in connection with the operation of the Land and the Improvements (collectively, the "Personal Property"); and

                  (b) All of Assignor's right, title and interest in and to all assignable warranties and guaranties issued in connection with the Improvements or the Personal Property (collectively, the "Warranties"); provided, however, that Assignor makes no representation or warranty with respect to the existence, availability or assignability of any Warranties.

         ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE PERSONAL PROPERTY, AND THE SAME IS SOLD IN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY EXECUTION OF THIS BILL OF SALE, ASSIGNEE AFFIRMS THAT IT HAS NOT RELIED ON ASSIGNOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PERSONAL PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE PERSONAL PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE, AND THAT THE PERSONAL PROPERTY IS BEING SOLD TO ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

         This Bill of Sale is made by Assignor and accepted by Assignee subject to the "Permitted Exceptions" described in the Deed, to the extent that same are validly existing and affect the Assigned Properties.

         TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

         By acceptance of this Bill of Sale and Assignment, Assignee acknowledges and agrees that any and all liability hereunder of Assignor, its agents, representatives or employees, shall be limited to and satisfied solely from the Assignor's proceeds from the Assigned Properties.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED to be effective as of __________________, 2005.


                                      ASSIGNOR:

                                      LONDON ACQUISITIONS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------



THE STATE OF TEXAS  ss.
                    ss.
COUNTY OF TRAVIS    ss.

         This instrument was acknowledged before me on _____________, 2005, by ______________________, the ____________________________ of London Acquisitions,
Inc., a Texas corporation.

                                 -----------------------------------------------
                                 Notary Public in and for the State of Texas

                                 -----------------------------------------------
                                 Printed/Typed Name of Notary
                                 My Commission Expires:  _______________________

                                          ASSIGNEE:

                                          BUYER:


                                          By:________________________________
                                             MR. MARK D. ZIMMERMAN
                                             As Qualified Exchange Accommodator
                                             For Montgomery Realty Group, Inc.,
                                             a Nevada corporation




THE STATE OF CALIFORNIA    ss.
                           ss.
COUNTY OF SAN MATEO        ss.

         This instrument was acknowledged before me on June 14, 2005, by Mark D. Zimmerman, As Qualified Exchange Accommodator for Montgomery Realty Group, Inc., a Nevada corporation



                               -------------------------------------------------
                               Notary Public in and for the State of California

                               -------------------------------------------------
                               Printed/Typed Name of Notary

                               My Commission Expires:  _________________________

                                    EXHIBIT D

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


THE STATE OF TEXAS   ss.
                     ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TRAVIS     ss.

         THAT this ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made by and between London Acquisitions, Inc., a Texas corporation ("Assignor"), and ________________, a _________________ ("Assignee").


                                    RECITALS

         1. Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more specifically described in Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements") and the personal property owned by Assignor upon the Land or within the Improvements (the "Personal Property").

         2. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor's right, title and interest in and to the Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the following (collectively, the "Contracts"):

                  (a) all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Assignor (collectively, the "Leases"), including, without limitation, Leases more particularly described in the rent roll attached hereto as Exhibit B and made a part hereof; provided, however, that Assignor reserves and retains for itself all claims and causes of action accruing to Assignor with respect to the Leases prior to the effective date hereof.

                  (b) all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, including, specifically, without limitation, all assignable equipment leases (collectively, the "Operating Agreements"); provided, however, that Assignor makes no representation or warranty with respect to the assignability of any of the Operating Agreements.

         This Assignment is made by Assignor and accepted by Assignee subject to the "Permitted Exceptions" described in the Deed, to the extent that same are validly existing and affect the Contracts.

         By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Contracts binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the "Contractual Obligations"), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Without limiting the generality of the preceding sentence, Assignee acknowledges the receipt of all security deposits described in the Leases and agrees to apply same in accordance with the terms of the Leases. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time from and after the date of this Assignment.

         Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time prior to the date of this Assignment.

         ASSIGNEE ACKNOWLEDGES THAT IT HAS INSPECTED THE CONTRACTS AND THAT THIS ASSIGNMENT IS MADE BY ASSIGNOR AND ACCEPTED BY ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, AND WITHOUT RECOURSE AGAINST ASSIGNOR, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

         TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER defend all and singular the Contracts unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

         By acceptance of this Assignment and Assumption of Contracts, Assignee acknowledges and agrees that any and all liability hereunder of Assignor, its agents, representatives or employees, shall be limited to and satisfied solely from Assignor's proceeds from the sale of the Land and Improvements.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED to be effective as of ________________, 2005.


                                 ASSIGNOR:

                                 LONDON ACQUISITIONS, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Its:
                                     -------------------------------------------



THE STATE OF TEXAS   ss.
                     ss.
COUNTY OF TRAVIS     ss.

         This instrument was acknowledged before me on _____________, 2005, by ______________________, the ____________________________ of London Acquisitions,
Inc., a Texas corporation.

                                  ----------------------------------------------
                                  Notary Public in and for the State of Texas

                                  ----------------------------------------------
                                  Printed/Typed Name of Notary
                                  My Commission Expires:  ______________________

                                          ASSIGNEE:

                                          ----------------------------------,
                                          a ________________________________

                                          By:  ______________________________
                                          Name: _____________________________
                                          Title: ____________________________






THE STATE OF TEXAS         ss.
                           ss.
COUNTY OF ______________   ss.

         This instrument was acknowledged before me on _________________, 2005, by __________________________, the ________________ of ________________________,
a ____________________, on behalf of said __________________.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     -------------------------------------------
                                     Printed/Typed Name of Notary

                                     My Commission Expires:  ___________________

                                    EXHIBIT E

                CLOSING MEMORANDUM AND INDEMNIFICATION AGREEMENT


         THIS CLOSING MEMORANDUM AND INDEMNIFICATION AGREEMENT (the "Agreement") is entered into to be effective as of _______________, 2005 (the "Closing Date"), by and between London Acquisitions, Inc., a Texas corporation ("Seller"), and ___________________, a ___________________ ("Purchaser").

         In connection with and in consideration of the closing ("Closing") of the transaction contemplated under that certain Purchase Agreement (the "Contract") dated to be effective as of __________________, 2005 (the "Effective Date"), between Seller and Purchaser, covering that certain property (the "Property") located in Travis County, Texas, and more particularly described in the Contract, Seller and Purchaser hereby agree as follows:

         1. Proration Date. All prorations have been made as of 12:01 a.m., Austin, Texas time, on the Closing Date, as if Purchaser were vested with title to the Property during the entire Closing Date.

         2. Indemnification. Except as otherwise herein provided, any and all costs, expenses and liabilities relating to the operation, management or ownership of the Property (such costs, expenses and liabilities being herein referred to collectively as the "Ownership Obligations") arising or accruing during the period prior to the Closing Date, including, but not limited to, accounts and payments under service contracts and utility charges, are the responsibility of Seller and will be paid by Seller promptly upon receipt of billing therefor, and Seller hereby holds Purchaser harmless with respect to such Ownership Obligations and agrees to indemnify Purchaser from any loss, liability or claim, including, without limitation, reasonable attorneys' fees, relating to such Ownership Obligations. Any and all Ownership Obligations arising or accruing during the period from and after the Closing Date, including, but not limited to, accounts and payments under service contracts and utility charges, are the responsibility of Purchaser and will be paid by Purchaser promptly upon receipt of billing therefor, and Purchaser hereby holds Seller harmless with respect to such Ownership Obligations and agrees to indemnify Seller from any loss, liability or claim, including, without limitation, reasonable attorneys' fees, relating to such Ownership Obligations. To the extent not reflected in the closing statements (the "Closing Statements") evidencing the transaction contemplated under the Contract, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other pursuant to this paragraph.

         3. Real Estate Taxes. The 2005 real estate taxes with respect to the Property shall be paid by Purchaser prior to their becoming delinquent, with Seller being charged at Closing an amount equal to that portion of such taxes which relate to the period before the Closing Date. Any apportionment of real estate taxes to be made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes for the current year differ from the amount so apportioned at Closing, the parties hereto shall make all necessary adjustments by appropriate payments between themselves following the Closing.

         4. Rents. Tenant rent and other income for the month of Closing have been apportioned as of the Closing Date, as reflected in the Closing Statements. Unpaid and delinquent rent collected by Seller and Purchaser after the Closing Date shall be delivered as follows: (a) if Seller hereafter collects any unpaid or delinquent rent for the Property, Seller shall deliver to Purchaser any such rent relating to the Closing Date and any period thereafter within fifteen (15) days after the receipt thereof, and (b) if Purchaser hereafter collects any unpaid or delinquent rent from the Property, Purchaser shall deliver to Seller any such rent relating to the period prior to the Closing Date within fifteen
(15) days after the receipt thereof. Seller and Purchaser agree that (i) all rent received by Seller after the Closing Date shall be applied first to delinquent rentals, if any, in the order of their maturity, and then to current rentals, and (ii) all rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents.

         5. Brokerage Commissions. Except with respect to the commission payable by Seller to David Jarrett pursuant to Section 8.1 of the Contract, Seller and Purchaser each hereby indemnify and agree to hold the other harmless from and against any and all loss, cost, or expense (including reasonable attorneys' fees and expenses) resulting from any claim for any fee, commission, or similar payment by any broker, agent, finder, or salesman as a result of any action of Seller or Purchaser, respectively, related to the origination, negotiation, or consummation of the transaction contemplated under the Contract.

         6. Errors or Omissions. Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations or adjustments set forth in the Closing Statements and any other prorations or adjustments made pursuant to the Contract. Notwithstanding anything contained herein to the contrary, such apportionments shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested upon the earlier to occur of (a) ten (10) days after such time as all necessary information is available to make a complete and accurate determination of such apportionments, or (b) six (6) months following the Closing Date.

         7. Interpretation. It is intended that the provisions in this Agreement be construed in pari materia with Article 4 of the Contract so as to maintain consistency between the provisions hereof and the provisions thereof. However, in the event of any unavoidable conflict between a provision in this Agreement and a provision in the Contract, the provision in this Agreement shall govern. In addition, the provisions of this Agreement shall control over any conflicting provisions in the other documents executed in connection with Closing, including specifically, without limitation, that certain Assignment of Contracts of even date herewith executed by Seller and Purchaser.

         8. Survival. This Agreement and the agreements and the provisions contained herein shall survive Closing and the execution and delivery of any documents in connection therewith.

         9. Limitation of Liability. Purchaser acknowledges and agrees that any and all liability hereunder of Seller, its agents, representatives or employees, shall be limited to and satisfied solely from the Seller's proceeds from the Property.


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                                       3

         EXECUTED to be effective as of the day and year first above written.


                                      SELLER:

                                      LONDON ACQUISITIONS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------



                                      PURCHASER:

                                      --------------------------------------,
                                      a ____________________________________


                                       By:  _________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                    EXHIBIT F


                           TENANT NOTIFICATION LETTER



                                                         ________________, 20___




[Name and Address of Tenant]




         Re:      Sale of __________ located at _____________________________

Gentlemen:

         Please be advised that _______________, a ________________
("Purchaser") has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease (the "Lease"), from ______________________________, as Trustee ("Trustee"), the previous owner thereof. In connection with such purchase, Trustee has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $__________ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and Trustee being to relieve Trustee of any liability for the return of the Security Deposit.

         All rental and other payments that become due subsequent to the date hereof should be payable to ___________________ and should be addressed as follows:

              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to _________________ at the address above.

                                     Very truly yours,

                                     LONDON ACQUISITIONS, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------




                                     PURCHASER:

                                     -------------------------------------,
                                     a ___________________________________


                                      By:  _________________________________
                                      Name: ________________________________
                                      Title: _______________________________

                                    EXHIBIT G


                                FIRPTA AFFIDAVIT



STATE OF TEXAS      ss.
                    ss.       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    ss.

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________, a ___________ ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by London Acquisitions, Inc., a Texas corporation ("Transferor"), the undersigned hereby certifies as follows:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor is not a disregarded entity as defined in ss. 1.1445-2(b)(2)(iii);

         3.       Transferor's U.S. employer identification number is:
                  #_____________________;

         4. Transferor's office address is 3755 Capital of Texas Highway S., Suite 148, Austin, TX 78704

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED effective as of _________________, 2005.


                                          TRANSFEROR:

                                          LONDON ACQUISITIONS, INC.


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Its:
                                              ---------------------------------



         SWORN TO AND SUBSCRIBED BEFORE ME this ___ day of ______________, 2005.



                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas

                                   ---------------------------------------------
                                   Printed or Typed Name of Notary

                                   My Commission Expires:_______________________

                                       2